NUMBER                                                                    SHARES




                           [LOGO] POWER SPECTRA, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA



                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS
                                                       AND STATEMENT OF RIGHTS
                                                        GRANTED TO EACH CLASS
                                                              OF SHARES

                                                             CUSIP 736901 10 7



This Certifies That                                  SPECIMEN



is the record holder of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                               POWER SPECTRA, INC.

         transferable on the share register of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

____________________                    [SEAL]             ____________________
ROBERT T. CLARKSON,                                        MICHAEL I. GAMBLE,
ASSISTANT SECRETARY                                        PRESIDENT

Countersigned:
   American Securities Transfer, Inc.
   P.O. Box 1596
   Denver, Colorado 80201

By:_______________________________________________
   Transfer Agent & Registrar Authorized Signature

                              POWER SPECTRA, INC.
                 TRANSFER FEE $15.00 PER NEW CERTIFICATE ISSUED

         Shareholders may obtain, upon request directed to the Secretary of the Corporation at the Corporation's principal executive offices, and without charge, a statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and series of shares authorized to be issued and upon the holders thereof.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenants in common               UNIF GIF MIN ACT -- _______ Custodian ______
TEN ENT -         as tenants by the entireties                            (Cust)           (Minor)
JT TEN -          as joint tenants with right of            under Uniform Gifts to Minors
                  survivorship and not as tenants           Act __________________________
                  in common                                             (State)


Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____________________________________

____________________________________

    For Value Received, ______________ hereby sell, assign and transfer unto

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated, _______________________, 19___.

                  ______________________________________________________________

                  ______________________________________________________________

                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee:

____________________________________________
IMPORTANT: THE SIGNATURE MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A COMMERCIAL BANK OR A TRUST COMPANY.